SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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HORIZON BANCORPORATION, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HORIZON BANCORPORATION, INC.
(the "Company")
900 53rd Avenue East
Bradenton, Florida 34203

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS

DATE:	May 11, 2006
TIME:	10:00 a.m.
PLACE:	Bradenton Country Club 4646 Ninth Avenue West Bradenton, FL 34209

Dear Shareholders:

     At the Company's 2006 Annual Shareholders Meeting (the "Annual Meeting"), we will ask you to:

    To elect directors, in the number and for the terms described in the Proxy Statement;

    To ratify the selection and appointment of Francis & Company, CPA's as the Company's independent auditor for fiscal year 2006;

    To consider and approve the 2005 Horizon Bancorporation, Inc. Non-Employee Director Stock Option Plan; and

    To transact any other business, including shareholder proposals, that may properly come before the Annual Meeting.

     If you were a shareholder of record at the close of business on March 31, 2006 you may vote at the Annual Meeting. In addition to the proxy statement and the proxy card with voting instructions, a copy of the Company's annual report on Form 10-KSB, which is not part of the proxy soliciting material, is enclosed.

     It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend, please sign, date and return the enclosed proxy card promptly in the accompanying postage-paid envelope. You may revoke any proxy in the manner described in the Proxy Statement at any time prior to its exercise at the Annual Meeting. If you attend the Annual Meeting and prefer to vote in person, you may do so.

April 12, 2006	By Order of the Board of Directors, /S/ Charles S. Conoley Charles S. Conoley President and Chief Executive Officer


HORIZON BANCORPORATION, INC.
900 53rd Avenue East
Bradenton, Florida 34203

PROXY STATEMENT FOR THE
2006 ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 11, 2006,Beginning at 10:00 a.m.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

     We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Horizon Bancorporation, Inc., a Florida corporation (the "Company") is soliciting your proxy to vote at the Annual Meeting of the Company's shareholders on May 11, 2006, beginning at 10:00 a.m. (the "Annual Meeting"). The Annual Meeting will be held at the Bradenton Country Club, 4646 Ninth Ave. W, Bradenton, FL 34209. This proxy statement summarizes the information that you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on April __, 2006, to all shareholders entitled to vote. Only shareholders who owned the Company's common stock at the close of business on March 31, 2006 (the "Record Date") are entitled to vote. On the Record Date there were 1,802,612 shares of the Company's common stock, par value $.01 per share (the "Common Stock") issued and outstanding. The Common Stock is the Company's only class of voting stock.

How many votes do I have?

     Each share of the Common Stock that you own entitles you to one vote. The enclosed proxy card indicates the number of shares of the Common Stock that you own.

How do I vote by proxy?

     Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and return the enclosed proxy card and return it to us promptly in the accompanying envelope. Returning the proxy card will not affect your right to attend and vote at the Annual Meeting.

     If you properly complete and sign the proxy card and send it to us in advance of the Annual Meeting, your Proxy (the individual named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your Proxy will vote your shares as recommended by the Board as follows:

  "FOR" the election of all four (4) directors,

  "FOR" the ratification of the selection and appointment of Francis & Company, CPA's, as the Company's independent auditors for fiscal year 2006, and

  "FOR" the approval of the Horizon Bancorporation, Inc. 2005 Non-Employees Director Stock Option Plan

May I revoke my proxy?

     If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any of three ways:

    You may send in another proxy with a later date.

    You may notify the Company's Secretary in writing before the Annual Meeting that you have revoked your proxy.

    You may vote in person at the Annual Meeting.

How do I vote in person?

     If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter or proxy from the nominee indicating that you are the beneficial owner of the shares on the Record Date in order for you to be able to vote at the meeting.

What constitutes a quorum and what vote is required to approve each proposal?

     The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are treated as present and are, therefore, counted to determine a quorum. If a quorum is not present, the shareholders entitled to vote who are present in person or represented by proxy have the power to adjourn the meeting from time to time, without notice or other announcement, until a quorum is present or represented. It is the intention of your Proxy to vote the shares represented by the proxies held by him for such an adjournment. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

     Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting is required for the election of directors. That is, the nominees receiving the greatest number of votes will be elected. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve all other business that may properly come before the meeting or any adjournment thereof.

     Abstentions may be specified on all proposals except the election of directors. Abstentions, with respect to any proposal other than the election of directors, will have the same effect as a vote against such proposal. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes, if any, will have no effect on the outcome of the election of directors, and will have the effect of votes against any other proposal.

Is voting confidential?

     We keep all the proxies, ballots and voting tabulations private as a matter of practice. We let only the Company's Inspector of Election examine these documents. We will not disclose your vote to management unless it is necessary to comply with legal requirements. We will, however, forward to management any written comments that you make, on the proxy card or elsewhere.

What are the costs of soliciting these proxies?

     The Company will pay all the costs of soliciting these proxies, estimated at $6,000. In addition to mailing proxy-soliciting material, the Company's directors and employees may also solicit proxies in person, by telephone or by other electronic means of communication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for expenses.

GOVERNANCE OF THE COMPANY

The Board of Directors and Committees

     The Company's Board of Directors oversees the business and affairs of the Company and its sole subsidiary, Horizon Bank ("Bank"), and monitors the performance of their management. In accordance with corporate governance principles, the Board does not involve itself in the day-to-day operations of the Company. The directors keep themselves informed through discussions with key executives and the Company's principal external advisers, including legal counsel and outside auditors, by reading reports and other materials that the Company's management sends to them and by participating in Board and committee meetings.

     The Board of Directors of the Company held twelve (12) meetings during the year ended December 31, 2005. Each director attended at least 75% of the aggregate of such meetings. Directors are encouraged to attend the annual meeting of shareholders.

     The Board of Directors has a standing Audit and Compliance Committee composed of Michael S. Glasgow, Bruce E. Shackelford, Mary Ann Turner and Clarence R. Urban. It met five (5) times in 2005. Mr. Shackelford presides as chairman of the Audit and Compliance Committee. All members of the committee attended all of its meetings.

     The Company does not have a standing nominating committee or a compensation committee. With respect to a nominating committee, the entire Board of Directors has participated in the consideration of director nominees. All but one of the directors were and are "independent" as defined in the listing standards of the Nasdaq Stock Market ("NASDAQ"). Given our relatively small market capitalization and the relative unlikelihood that a non-shareholder would be willing to serve as a director of a holding company which owns a community bank, we do not believe that maintaining a nominating committee would lead to the identification of a broader pool of candidates eligible and willing to serve as directors of the Company.

     The Board of Directors considers candidates for Board membership, including those suggested by shareholders, applying the same criteria to all candidates. Any shareholder who wishes to recommend a prospective nominee for the Board must notify the Secretary of the Company in writing at the Company's principal executive offices as provided on page 19 of this Proxy Statement. Any such recommendation should provide whatever supporting material the shareholder considers appropriate, but should at a minimum include such background and biographical material as will enable the Board to make an initial determination as to whether the nominee satisfies the criteria for directors used by the Board in the nomination process.

     If the Board identifies a need to replace a current member of the Board, to fill a vacancy on the Board, or the expand the size of the Board, the Board considers candidates from a variety of sources. The process followed by the Board to identify and evaluate candidates includes (a) meetings to evaluate biographical information and background material relating to candidates and (b) interviews of selected candidates by members of the Board. Recommendations by the Board of candidates for inclusion in the Board slate of director nominees are based upon criteria such as business experience and skills, independence, distinction in their activities, judgment, integrity, the ability to commit sufficient time and attention to the Board's activities and the absence of potential conflicts with the Company's interests. The Board also considers any other relevant factors that it may from time to time deem appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluation of all prospective nominees.

Compensation of Directors

     In 2005, each director received $500 for each meeting of the Board of Directors of the Bank attended, with the Chairman receiving $600 per meeting attended.

Communications to the Board of Directors

     Shareholders and other interested parties are encouraged to communicate directly with the Company's Chairman of the Board of Directors by writing to the Chairman of the Board, at the Company's address. Each letter sent in accordance with the above instructions will be automatically sent to all of the independent directors. The Company generally will not forward to the directors a shareholder communication that it determines to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about the Company.

Report of the Audit and Compliance Committee

     The Audit and Compliance Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Audit and Compliance Committee's role includes overseeing the work of the Company's internal accounting and auditing processes and discussing with management the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The functions of the Audit and Compliance Committee are focused on three areas:

    the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements;

    the performance of the Company's internal auditors and the independence and performance of the Company's independent auditors; and

    the Company's compliance with legal and regulatory requirements

     The Audit and Compliance Committee is responsible for the appointment, compensation, retention, and oversight of the independent auditor engaged to prepare or issue audit reports on the financial statements of the Company. The Audit and Compliance Committee periodically reviews the independent auditor's performance, fees and independence from management.

     The directors who serve on the Audit and Compliance Committee are all "Independent" as defined in NASDAQ's listing standards. That is, the Board of Directors has determined that no Audit and Compliance Committee member has a relationship to the Company that may interfere with his or her independence from the Company and its management.

     The Audit and Compliance Committee relies on the expertise and knowledge of management, the internal auditors, and the independent auditor in carrying out its oversight responsibilities. The Board of Directors has determined that each Audit and Compliance Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit and Compliance Committee. In addition, the Board has determined that Bruce E. Shackelford is an "Audit Committee financial expert" as defined by Securities and Exchange Commission ("SEC") rules. The Board has adopted and annually reviews a written charter setting out the functions the Audit and Compliance Committee is to perform.

     Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly represent the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with us any issues they believe should be raised with us. We monitor these processes, relying without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

     This year, we reviewed the Company's audited financial statements as of and for the fiscal year ended December 31, 2005, and met with both management and Francis & Company, CPAs, the Company's independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

     We have received from and discussed with Francis & Company, CPAs the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit and Compliance Committees). These items relate to that firm's independence from the Company. We also discussed with Francis & Company, CPAs other matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (communication with Audit and Compliance Committees), and other regulations.

     Based on these reviews and discussions, we recommended to the Board of Directors that the Company's audited financial statements be included in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2005, to be filed with the SEC. We have also selected Francis & Company, CPA's, as the Company independent auditor for fiscal year 2006.

Bruce E. Shackelford, Chairman
Michael S. Glasgow
Mary Ann Turner
Clarence R. Urban

Code of Ethics

     The Company has adopted a code of ethics that applies to the Company's principal executive and financial officers, controller and persons performing similar functions. The code of ethics is posted on the Company's website, which is www.horizonbankfl.com.

PROPOSAL 1. - ELECTION OF DIRECTORS

General Information

     Until the untimely death of Thomas C. Bennett, Jr., on March 18, 2006, the Board of Directors was composed of ten members divided into three classes, Class I (composed of four members), Class II (composed of three members) and Class III (composed of three members). The terms of service by the directors are staggered so that the directors who belong to one of the classes are elected at each Annual Meeting, with the Class I members up for election at the 2006 Annual Meeting.

     Directors are elected by the plurality of the shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting; that is, the nominees receiving the largest number of votes will be elected.

     Under both the Company's Amended and Restated Articles of Incorporation and Bylaws, vacancies occurring on the Board of Directors between Annual Meetings may be filled by the vote of a majority of the directors then in office to serve for the unexpired term of the director whose vacancy is being filled.

     Each proxy that a shareholder executes and returns will be voted according to its terms. If a proxy does not otherwise specify, it will be voted for the election of the nominees named below. Management of the Company has received the consent of the nominees named in this Proxy Statement and their agreement to serve as directors if elected.

Information Concerning Current Directors, Executive Officers and Nominees for Director.

     The biography of each nominated director of the Company follows. Four directors will be elected to serve a three-year term to expire at the Company's annual meeting in 2009. Except as otherwise indicated, each nominee has been or was engaged in his/her present or last principal occupation, in the same or a similar position, for more than five years.

Charles S. Conoley	47

Mr. Conoley has served as a Class I director and as the President and Chief Executive Officer of the Company since October 2, 1998, and as a director and President and Chief Executive Officer of the Horizon Bank (the "Bank") since October 25, 1999. From 1993-1998, he was a Vice President and commercial loan officer for American Bank in Bradenton, Florida. Prior to that he was employed as a senior executive for affiliates of Barnett Bank in Miami and Bradenton, Florida. Mr. Conoley received his MBA in Finance and Accounting from Indiana University in Bloomington, Indiana and his undergraduate degree from Purdue University.

Michael S. Glasgow	37

Mr. Glasgow has served as a Class I director of the Company since October 2, 1998, and as a director of the Bank since October 25, 1999. He is employed with USA Steel Fence, Inc., a commercial and residential fence company that has operations in Bradenton, Lakeland, Gibsonton, Englewood and St. Petersburg, Florida, and serves as its President. Mr. Glasgow is also the owner of USA Land Company, and USA Used Cars, all of Bradenton, Florida. He also serves as Vice President for USA Group, Inc., USA Real Estate, and Approved Roofing, Inc., also of Bradenton, Florida.

Barclay Kirkland, D.D.S.	61

Dr. Kirkland has served as a Class I director of the Company since May 18, 2000, and as a director of the Bank since February 2001. He is in private practice in Bradenton, Florida. He is a member of the American Academy of Peridontology and the American Academy of Anti-Aging Medicine, and is active in Rotary International.

Bruce E. Shackelford	50

Bruce E. Shackelford has served as a Class I director of the Company since October 2, 1998, and as a director of the Bank since October 25, 1999. He serves as President of Four Star Tomato, Inc., R&S Sales and Management, Inc. and Western Tomato Growers & Shippers, Inc., all companies engaged in food production and distribution. He is also the general partner of Triple-S Farms, a farming operation.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL FOUR NOMINEES FOR DIRECTOR

Information Concerning Directors Whose Terms Will Expire in 2007.
C. Donald Miller, Jr.	67

Mr. Miller has served as a Class II director of the Company since October 2, 1998, and as a director of the Bank since October 25, 1999. He serves as President of Miller Enterprises of Manatee, Inc., which is engaged in real estate investments and other businesses. He is a past President of the Manatee County Chamber of Commerce.

Clarence R. Urban	60

Clarence R. Urban has served as a Class II director since May 20, 2004 and as a Class III director from October 2, 1998 to May 20, 2004. He has served as a director of the Bank since October 25, 1999. He served as Chairman of the Company's Board of Directors from October 2, 1998, to September 17, 2003, and as Chairman of the Bank's Board of Directors from October 25, 1999, to September 17, 2003. He serves as the owner and President of Arcade Lithographing Corporation Arcade is one of the largest commercial printers on the West Coast of Florida.

Information Concerning Directors Whose Terms Will Expire in 2008.
Name	Age	Position with Company and Bank and Principal Occupation
David K. Scherer	44

Mr. Scherer has served as a Class III director of the Company since October 2, 1998, and as a director of the Bank since October 25, 1999. He serves as principal and the President of TDS Construction, Inc., a construction company that specializes in the construction of retail stores throughout the United States. The company is headquartered in Bradenton, Florida.

Elizabeth Thomason, D.M.D.	62

Dr. Thomason has served as a Class III director of the Company since May 18, 2000, and as a director of the Bank since February 2001. Since 1996, she has served as Chief Executive Officer and the majority owner of Thomason Enterprises, Inc., a telecommunications company. From 1990 to 1996, she was engaged in the private practice of dentistry. She is a director of the Community AIDS Network of Sarasota County and is a member of the Church of the Palms Presbyterian, Sarasota, Florida.

Mary Ann P. Turner	45

Mary Ann P. Turner has served as a Class III director of the Company since October 2, 1998, as Chairman of the Company's Board of Directors since September 17, 2003, as a director of the Bank since October 25, 1999, and as Chairman of the Bank's Board of Directors since September 17, 2003. She serves as the Vice President and CFO of Len-Tran, Inc., a commercial landscape contracting company with offices in Bradenton, Florida.

BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

Beneficial Owners of More than 5% of the Common Stock:

     The following table shows all persons whom we know to be "beneficial owners" of more than five percent of the Common Stock as of March 15, 2006.*

Name and Address of Beneficial Owner	Number of Shares	Percent of Class(1)
Charles S. Conoley 410 68th Ct. N.W. Bradenton, Florida 34209	146,384(2)	7.80%
John Falkner 51450 CR 352 Decatur, Michigan 49045	150,000	8.32%
Michael Shannon Glasgow 1209-44th Avenue East Bradenton, Florida 34203	129,353(3)	7.00%
David K. Scherer 4239-63rd Street West Bradenton, Florida34209	125,942(4)	6.84%
Clarence R. Urban 2108 Whitfield Park Loop Sarasota, Florida 34243	143,247(5)	7.80%

* Information relating to beneficial ownership of the Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(1) The percentages are based on 1,802,612 shares of Common Stock outstanding, plus shares of Common Stock that may be acquired by the beneficial owner within 60 days of March 15, 2006, by exercise of options and/or warrants.

(2) Includes 3,500 shares held as custodian for Max Conoley and 3,200 shares held as custodian for Alexandra Conoley, as to which Mr. Conoley disclaims beneficial ownership. Also includes 14,300 shares owned jointly with Mr. Conoley's wife. Also includes the right to acquire 34,380 shares pursuant to currently exercisable options and the right to acquire 32,483 shares pursuant to currently exercisable warrants.

(3) Includes 1,200 shares held as custodian for Savannah Glasgow as to which Mr. Glasgow disclaims beneficial ownership. Also includes 2,000 shares held jointly with mother Anita Glasgow, 10,910 shares held by Glasgow Horizon Limited Partnership, an affiliate, and 400 shares held by USA Investment, also an affiliate. Also includes the right to acquire 43,731 shares pursuant to currently exercisable warrants.

(4) All of Mr. Scherer's shares, with the exception of 200, are held jointly with his wife. Also includes the right to acquire 37,783 shares pursuant to currently exercisable warrants.

(5) Also includes the right to acquire 33,330 shares pursuant to currently exercisable warrants.

Share Ownership of Directors and Executive Officers

     The following chart shows the number of shares of the Common Stock that each executive officer, director and nominee for director of the Company beneficially owns, and the total Common Stock that such persons own as a group:

Name and Address of Beneficial Owner	Number of Shares	Percent of Class(1)
Charles S. Conoley 410 68th Court N.W. Bradenton, Florida 34209	146,384(2)	7.80%
Michael Shannon Glasgow 1209-44th Avenue East Bradenton, Florida 34203	129,353(3)	7.00%
Kathleen M. Jepson 3017 Fourth Avenue West Bradenton, FL 34205	134.01%
Barclay Kirkland, D.D.S. 2109-59th Street West Bradenton, Florida 34209	36,678(4)	2.03%
C. Donald Miller, Jr. 216 21st Street W. Bradenton, Florida 34205	9,541(5)	.53%
David K. Scherer 4239-63rd Street West Bradenton, Florida 34209	125,942(6)	6.84%
Bruce E. Shackelford P. O. Box 91 Ellenton, Florida 34222	39,653(7)	2.17%
Elizabeth Thomason, D.M.D. 6204 98th-Street East Bradenton, Florida 34202	30,218(8)	1.68%
Mary Ann P. Turner 1205-64th Street Court East Bradenton, Florida 34208	85,756(9)	4.68%
Clarence R. Urban 2108 Whitfield Park Loop Sarasota, Florida 34243	143,247(10)	7.80%
All directors, nominees and named executive officers as a group (10)(11)	746,906	36.62%

  Information relating to beneficial ownership of the Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

  The percentages are based on 1,802,612 shares of Common Stock outstanding as of March 15, 2006, plus shares of Common Stock which may be acquired by the beneficial owner, or group of beneficial owners, within 60 days of March 15, 2006, by exercise of options and/or warrants. The percentage total differs from the sums of the individual percentages due to the differing denominators with respect to each calculation.

  Includes 3,500 shares held as custodian for Max Conoley and 3,200 shares held as custodian for Alexandra Conoley, as to which Mr. Conoley disclaims beneficial ownership. Also includes 14,300 shares owned jointly with Mr. Conoley's wife. Also includes the right to acquire 34,380 shares pursuant to currently exercisable options and the right to acquire 32,483 shares pursuant to currently exercisable warrants.

  Includes 1,700 shares held as custodian for Savannah Glasgow as to which Mr. Glasgow disclaims beneficial ownership. Also includes 2,000 shares held jointly with mother Anita Glasgow, 10,910 shares held by Glasgow Horizon Limited Partnership, an affiliate, and 400 shares held by USA Investment, also an affiliate. Also includes the right to acquire 43,731 shares pursuant to currently exercisable warrants.

  Includes 33,642 shares held jointly with his wife. Also includes 500 shares held as custodian for Cari Beth Kirkland, and 900 shares held as custodian for Chloe Fay Kirkland, and an equal number held for each by his wife as custodian, as to all of which Dr. Kirkland disclaims beneficial ownership. Also includes the right to acquire 1,493 shares pursuant to currently exercisable warrants.

  Includes 4,000 shares held by his wife, as to which Mr. Miller disclaims beneficial ownership. Also includes the right to acquire 1,541 shares pursuant to currently exercisable warrants.

  All of Mr. Scherer's shares except for 200 are held jointly with his wife. Also includes the right to acquire 37,783 shares pursuant to currently exercisable warrants.

  Held by Triple S Farms Profit Sharing for the benefit of Mr. Shackelford. Also includes the right to acquire 21,695 shares pursuant to currently exercisable warrants.

  Held jointly with her husband.

  Also includes the right to acquire 30,790 shares pursuant to currently exercisable warrants.

  Also includes the right to acquire 33,330 shares pursuant to currently exercisable warrants.

  Ten-year warrants to purchase Common Stock at the original offering price of $5.50 per share were issued to each director of the Company and the Bank (except Mr. Kirkland and Ms. Thomason) on the basis, subject to a certain limitation, of one warrant to purchase .8467 shares of Common Stock for each share that such director purchased in the 1999 public offering. The right to exercise the warrants vested for one-third (1/3) of the shares covered by each warrant on each anniversary of the date the Bank opened for business, so long as the holder has served continuously as a director of the Company and the Bank from the Bank's opening until the particular anniversary and has attended a minimum of seventy-five percent (75%) of the meetings during such period. A total of 206,280 warrants were issued on October 25, 1999 (the date the Bank opened for business), all of which vested on October 25, 2002.

Executive Officers and Employment Agreement

     Charles S. Conoley has served as the Company's President and Chief Executive Officer since its inception. Biographical information about Mr. Conoley is set forth above in the segment containing information about the Company's directors. Effective January 1, 2005, Mr. Conoley, the Company and the Bank entered into a new three-year employment agreement. The agreement provides for base salary of $130,000, $145,000 and $160,000, respectively, in fiscal years 2005, 2006 and 2007, respectively. Under the agreement, Mr. Conoley's annual bonus will be based on the Company's performance in the discretion of the Board of Directors. Upon a change in control of the Bank, Mr. Conoley would be entitled to receive a severance payment equal to 2.99 times his then applicable salary.

     Bradley N. Severson, age 43, has served as the Bank's Senior Lending Officer and Senior Vice President since its inception. Effective January 1, 2006, Mr. Severson was elected Executive Vice-President of the Company. Effective January 1, 2006, Mr. Severson, the Company and the Bank entered into a three-year employment agreement.

     Jeffrey S. Chapin, age 35, has served as the Bank's Vice President and Commercial Lending Officer since January 1, 2001. Effective January 1, 2006, Mr. Chapin was elected Senior Vice-President of the Company. Effective January 1, 2006, Mr. Chapin, the Company and the Bank entered into a three-year employment agreement.

     Kathleen M. Jepson, age 57, has served as the Company's Senior Vice President and Chief Financial Officer since January 31, 2005. Ms. Jepson has over twenty years banking experience, for the previous five years with Pelican Financial, Inc., Ann Arbor, Michigan. Effective January 1, 2006, Ms. Jepson, the Company and the Bank entered into a three-year employment agreement.

EXECUTIVE COMPENSATION

Compensation of Executive Officer and Directors

     The following table sets forth the compensation and bonus in excess of $100,000 paid to certain executive officers of the Company for the last three fiscal years:

Summary Compensation Table
		ANNUAL COMPENSATION			LONG TERM COMPENSATION
					AWARDS		PAYOUTS
Name and Principal Position (a)	Year (b)	Salary (c)	Bonus (d)	Other Annual Compen-sation (e)	Restricted Stock Awards (f)	Securities Underlying Options/ SARS (g)	LTIP Payouts (h)	All Other Compen-sation (i)
Charles S. Conoley, President and CEO of the Company	2005 2004 2003	$130,000 $116,000 $110,000	$30,000 $20,000 $11,000	$0 $0 $0	$0 $0 $0	$ 0 0 0	$0 $0 $0	$6,000(1) $6,000(1) $2,400(2)

(1) In accordance with Company policy, Mr. Conoley received $500 for each meeting of the Board of Directors of the Bank that he attended.

(2) In accordance with Company policy, Mr. Conoley received $200 for each meeting of the Board of Directors of the Bank that he attended.

The Company does not have any Long Term Incentive Plans in effect.

Aggregated Option/SAR Exercises
in Last Fiscal Year and Fiscal Year End Option/SAR Values
Name (a)	Shares Acquired on Exercise (b)	Value Realized (c)	Number of Securities Underlying Unexercised Options/SAR's at FY-End Exercisable/Unexercisable (d)	Value of Unexercised in-the-Money Options/SAR's at FY-End Exercisable/ Unexercisable (e)(1)
Charles S. Conoley	0	0	34,380/6,000	$223,470/$15,000

  Dollar values calculated by determining the difference between the estimated fair market value of the Common Stock at December 31, 2005 (i.e., $12.00 per share) and the exercise price of such options (i.e., $5.50, $7.00 and $12.00, respectively)

Equity Compensation Plan Information

The following chart sets forth information relating to the Company's stock option plan.

	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluded securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	58,160	$7.67	63,047
Equity compensation plans not approved by security holders	34,380(1)	$5.50	-0-
Total	92,540		63,047

These ten-year options, vesting ratably over five years, were granted to Charles S. Conoley, the President and Chief Executive Officer, under an individual compensation arrangement on October 28, 1998. All of the options vested on October 28, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who beneficially own more than 10% of Common Stock (the "Reporting Persons") to file reports of ownership and changes of ownership with the SEC and to furnish the Company with copies of Section 16(a) forms so filed. Based solely on a review of copies of such forms received, the Company believes that all of the Reporting Persons timely met their filing obligations for the fiscal year ended December 31, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2004 and 2005, the Bank loaned funds to certain of the Company's directors in the ordinary course of business, on substantially the same terms as those prevailing at the time for comparable transactions with other customers, and which did not involve more than the normal risk of collectibility or present other unfavorable features.

PROPOSAL 2. - RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     You are asked to ratify the Audit and Compliance Committee's selection of Francis & Company, CPA's, as the Company's independent auditors for 2006. Francis & Company, CPA's, has audited the accounts of the Company since 1999. The Board of Directors considers it desirable to continue the services of Francis & Company, CPA's.

     Although current law, rules, and regulations, as well as the charter of the Audit and Compliance Committee, require the Company's independent auditor to be engaged, retained, and supervised by the Audit and Compliance Committee, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Francis and Company, CPA's, for ratification by shareholders as a matter of good corporate practice. The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the ratification of the selection of Francis and Company, CPA's, as the Company's independent auditor for the current fiscal year.

     The fees billed or expected to be billed by Francis & Company, CPA's, for professional services rendered to the Company during 2005 are set forth below. The Audit and Compliance Committee has concluded that the provision of non-audit services by the independent auditors to the Company did not and does not impair or compromise the auditors' independence.

2005
Audit Fees	$42,750
Audit-Related Fees	-0-
Tax fees	4,685
All Other Fees	7,050
Total	$54,485

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF FRANCIS & COMPANY, CPAS, AS THE COMPANY'S INDEPENDENT AUDITORS.

PROPOSAL 3. - APPROVAL OF HORIZON BANCORPORATION, INC. 2005 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     On December 19, 2005, the Board of Directors resolved to adopt the Horizon Bancorporation, Inc. 2005 Non-Employee Director Stock Option Plan (the "2005 Plan"). The 2005 Plan is subject to shareholder approval at this Annual Meeting.

     In approving the 2005 Plan, the Board considered the following:

  The Company's existing Employee Stock Incentive Plan does not cover non-employees, such as the non-employee directors; and

  The Company's directors had not received any compensation since the inception of the Bank and until 2004. Their current compensation of $500 per meeting is modest and has not been adjusted for the dramatic increase in their responsibilities, and thus the time devoted by them to the Company's affairs, since the Company became subject to the Sarbanes-Oxley Act of 2002, and subsequently in 2004, registered its common stock under the Securities Exchange Act of 1934, as amended, becoming a fully reporting public company.

     The Board believes that grants of stock options will further align the interests of the non-employee directors with those of the shareholders and will enable the Company to continue to attract, motivate and retain experienced and qualified individuals to serve as directors and contribute to the Company's financial success. In other words, it is the judgment of the Board of Directors that approval of the 2005 Plan is in the best interests of the Company and the shareholders.

     The following is a brief description of the 2005 Plan. The full text of this plan is attached as Annex 1 to this Proxy Statement, and the following description is qualified in its entirety by reference to such Annex.

Administration and Duration

     The selection of participants in the 2005 Plan and the level of participation of each participant will be determined by the Compensation Committee of the Company's Board of Directors or, in the absence of such committee, by the directors of the Company who are also employees thereof (hereinafter the "Committee"). the Committee will have the authority to interpret the 2005 Plan, to establish and revise rules and regulations relating thereto, and to make any other determinations that it believes necessary or advisable for the administration thereof.

     The 2005 Plan will terminate on December 19, 2015, unless terminated earlier by the Board of Directors.

Limits on Aggregate Awards Under the 2005 Plan

     The maximum number of shares as to which stock options may be granted under the 2005 Plan is Fifty Thousand (50,000) shares. The shares to be delivered under the 2005 Plan will be made available from authorized but unissued shares of our Common Stock, from treasury shares, or from shares purchased in the open market or otherwise. Shares initially issued under the 2005 Plan that become subject to lapsed or cancelled awards or options will be available for further awards and options.

Eligibility

     All non-employee directors of the Company or the Bank will be eligible to participate in the 2005 Plan.

Terms of Stock Options

     Generally, the Committee will determine the terms of each stock option grant at the time of the grant. However, the provisions of the 2005 Plan mandate that options granted there under will be non-qualified stock options, the exercise price of any option granted may not be less than the fair market value of the Common Stock on the date the option is granted and the option exercise price is payable solely in cash. Under the 2005 Plan, the Committee may require that all outstanding stock options be exercised upon a change of control. All options will terminate not later than ten years from the date of the grant.

Transferability

     Options granted under the 2005 Plan may not be transferred except by will or the laws of descent and distribution and, during his or her lifetime, any options may be exercised only by the non-employee director. Options may be exercisable by a disabled director for one year after the onset of disability and by the deceased director's estate within three months after death. In case of a director who has been removed from office, the Committee may terminate any outstanding options. Otherwise, a director who ceases serving as such for reasons other than death, disability or removal, must exercise his/her options within three months of such cessation.

Certain Adjustments

     In the event of any change in the number or kind of outstanding shares of our Common Stock by reason of a recapitalization, merger, consolidation, reorganization, separation, liquidation, stock split, stock dividend, combination of shares or any other similar change in the corporate structure or shares of stock of the Company, an appropriate adjustment will be made:

  in the number and kind of shares for which any options or awards may thereafter be granted, both in the aggregate and as to each optionee;

  in the number and kind of shares subject to outstanding options;

  in the option price; and

  other adjustments as the Committee deems appropriate.

Amendment and Revocation

     The Board may amend or discontinue the 2005 Plan, but may not, without prior approval of the shareholders:

  increase the maximum number of shares of Common Stock that may be issued;

  grant options after the expiration of the term thereof;

  change the designation of the class of persons eligible to receive options thereunder; or

  materially increase the benefits accruing to eligible persons.

Tax Treatment of Options

     A non-qualified stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Internal Revenue Code of 1986, as amended, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation realized by the optionee.

     The optionee's basis in the shares received will be equal to the sum of the option's exercise price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE HORIZON BANCORPORATION, INC. 2005 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     Management knows of no matters other than those above that are to be brought before the 2006 Annual Meeting. However, if any other matter should be presented for consideration and voting at the Annual Meeting or any adjournment thereof, it is the intention of the proxy holder to vote the Proxy in accordance with his judgment of what is in the best interest of the Company.

INFORMATION ABOUT SHAREHOLDER PROPOSALS

REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN THE COMPANY'S PROXY MATERIALS AND REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BROUGHT BEFORE AN ANNUAL MEETING

     Under the rules of the SEC, if a shareholder wants the Company to include a proposal in the Proxy Statement and form of proxy for presentation at the 2007 Annual Meeting of Shareholders, the proposal must be received by the Company at its principal executive offices by December 15, 2006. The proposal should be sent to the attention of the Secretary of the Company.

     Under the Company's Bylaws, if you wish to nominate directors or bring other business before the 2007 Annual Meeting without such item being included in the Company's 2007 Proxy:

    You must notify the Company's Secretary in writing not less than 30 days before the Annual Meeting.

    If the Company gives you fewer than 40 days' notice or prior public disclosure of the meeting date, however, you may notify the Company's Secretary within 10 days after the notice of the meeting date was mailed or publicly disclosed.

    Your notice must contain the specific information that the Company's Bylaws require.

     Please note that these requirements relate only to matters that you wish to bring before your fellow shareholders at an Annual Meeting. They are separate from the SEC's requirements, if any, to have your proposal included in the Company's proxy statement.

     If you would like a copy of the Company's Bylaws, the Company will send you one without charge at your request.

BY ORDER OF THE BOARD OF DIRECTORS
/S/ Charles S. Conoley Charles S. Conoley President and Chief Executive Officer


PROXY
Horizon BANCORPORATION, INC. 900 53rd Avenue East Bradenton, Florida 34203

This Proxy is Solicited on Behalf of the Board of Directors. The undersigned hereby appoints Charles S. Conoley, as Proxy with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below all the shares of the common stock of Horizon Bancorporation, Inc. held of record by the undersigned on March 31, 2006, at the Annual Meeting of Shareholders to be held on May 11, 2006, or any adjournment thereof.

  ELECTION OF DIRECTORS (The Board of Directors recommends a vote "FOR" all nominees listed below.)
[ ] FOR all nominees listed below (except as marked to the contrary below) Class I (Terms expiring in 2009)	[ ] WITHHOLD AUTHORITY for all nominees listed below.	[ ] ABSTAIN
Charles S. Conoley
Michael S. Glassgow
Barclay Kirkland
Bruce E. Shackelford

  (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

  RATIFICATION OF THE SELECTION AND APPOINTMENT OF FRANCIS & COMPANY, CPA'S, (The Board of Directors recommends a vote "FOR" ratification of Francis & Company, CPA's as the Company's independent auditors for the year 2006.
[ ] FOR ratification of Francis & Company, CPAs as the Company's independent auditors for the fiscal year 2006.	[ ] AGAINST	[ ] ABSTAIN

  Approval of the Horizon Bancorporation, Inc. 2005 Non-Employees Director Stock Option Plan
[ ] FOR Approval of the 2005 Non-Employee Stock Option Plan.	[ ] AGAINST	[ ] ABSTAIN

  IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS
  AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

[ ] YES [ ] NO

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all listed nominees and, at the Proxy's direction, on any other matter that may properly come before the Annual Meeting. Please sign exactly as name appears below. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.	______________________________________, 2005 Date ____________________________________________ Signature ____________________________________________ Signature if held jointly


ANNEX 1

HORIZON BANCORPORATION, INC.
2005 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1.      PURPOSE OF THE PLAN.

     This Horizon Bancorporation, Inc. 2005 Non-Employee Director Stock Option Plan (the "Plan") has been established for HORIZON BANCORPORATION, INC. a Florida corporation (the "Company"), and is intended to attract and retain such persons who are willing to serve as members of the Board of Directors of the Company and its wholly-owned subsidiary Horizon Bank (the "Bank"), by allowing them to acquire an ownership interest in the Company and thus align their personal interests with that of the Company and its shareholders.

2.      ADMINISTRATION OF THE PLAN.

          2.1     The Plan shall be administered by the Compensation Committee of the Company's Board of Directors, or, in the absence of such a committee, by the directors of the Company who are also employees thereof (such committee or such employee-directors herein called the "Committee"). Subject to the provisions of this Plan, the Committee shall have full authority, in its discretion: (i) to determine how many options shall be granted to an eligible person; (ii) to determine when any options shall be granted; (iii) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in Section 6 hereof; (iv) to determine when each option shall become exercisable and the duration of the exercise period; and (v) generally, to interpret the Plan and to prescribe and rescind rules and regulations relating to it.

          2.2     Determinations or interpretations by the Committee of any provisions of the Plan, or of any option granted under it, shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.      TYPE OF OPTIONS.

     The options granted under this Plan to any eligible person shall be "Nonqualified Stock Options," i.e. options which are not Incentive Stock Options as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

4.      ELIGIBILITY.

     All duly elected members of the Board of Directors of the Company or the Bank who are not then employees of the Company or the Bank shall be eligible to participate in this Plan.

5.      STOCK SUBJECT TO THE PLAN.

     The stock subject to the options granted under the Plan shall be shares of the Company's common stock that are authorized but unissued or reacquired by the Company, or any authorized but unissued or reacquired shares into which such shares of common stock are exchanged, reclassified or converted. Subject to adjustment as provided in Section 13 hereof, the aggregate number of shares for which options may be granted under the Plan shall not exceed Fifty Thousand (50,000). However, any shares subject to option under the Plan, which option for any reason expires or is terminated unexercised as to such shares, may again be subject to an option under the Plan.

6.      OPTION PRICE.

          6.1     The exercise price for each option granted under this Plan shall be determined by the Committee at the time the option is granted, but in no event shall such exercise price be less than 100% of the fair market value of the Company's common stock on the date of grant.

          6.2     If the common stock is listed on an established stock exchange on the date any option is granted, the fair market value of the stock on that date shall be deemed to be the mean between the highest and lowest quoted selling prices of the stock on such stock exchange on that date, or if no sale of the Company's stock shall have been made on any stock exchange on that date, on the next preceding day on which there was a sale of stock. If the common stock is not listed on an established stock exchange on the date any option is granted, the fair market value of the stock on that date shall be deemed to be either (i) if the stock is not actively traded in the over-the-counter market, an amount arrived at by the Committee by applying any reasonable valuation method, or (ii) if the stock is actively traded in the over-the-counter market, the mean between dealer "bid" and "ask" closing prices of the stock in the over-the-counter market on that date as reported by the National Association of Securities Dealers Automated Quotation System or other applicable inter-dealer quotation system.

7.      TERM OF THE OPTIONS.

     The term of each option shall be determined by the Committee at the time the option is granted; provided, however, that no option shall be exercisable after the expiration of ten (10) years from the date of grant and all options shall be subject to earlier termination as hereinafter provided.

8.      EXERCISE OF OPTION.

     The Committee shall determine the time at which or the event upon the happening of which each option granted hereunder becomes exercisable, in whole or in part, at the time the option is granted.

9.      DATE OF GRANT AND FORM OF AGREEMENT.

     Each option granted under this Plan, unless otherwise specifically indicated, shall be granted as of the date of the Committee resolution granting the option. The Committee shall notify the recipient of the grant in writing delivered either in person or by certified mail. The notification shall serve as the option agreement and shall contain a summary of the essential terms and conditions of the Plan and a complete statement of the particular terms and conditions of the options represented thereby. Any inconsistencies between the terms of the Plan and the terms of the option agreement shall be governed by the terms of the Plan.

10.      MANNER OF EXERCISE.

          10.1     Any person electing to exercise, in whole or in part, any option granted under the Plan shall give written notice to the Company of his or her election and of the number of whole shares he or she has elected to purchase, such notice to be accompanied with payment in full.

          10.2     Payment for shares being purchased pursuant to the exercise of an option shall be made in cash, by certified check, by shares of common stock of the Company or by a combination thereof. Any stock transferred to the Company under the exercise of an option shall be valued in the same manner as provided for in Section 6.2 hereof with the exception that the value shall be determined as of the date of exercise rather than the date the option is granted.

          10.3     The Company shall not be required to issue fractional shares in the exercise of any option granted under this Plan, and any fractional shares otherwise issuable on the exercise of any such option shall be disregarded.

11.      RESTRICTION ON TRANSFER.

     Each option granted under this Plan shall be transferable only by will or pursuant to applicable laws of descent and distribution and during his lifetime shall be exercisable only by the person to whom the option is granted. Except as permitted by the preceding sentence, the option granted under this Plan shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and the option shall not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option contrary to the provisions of the Plan, or upon the levy or any attachment or similar process upon such option, shall cause the option immediately to become null and void.

12.      TERMINATION OF SERVICE.

          12.1     If the service of any non-employee director with the Company or the Bank terminates for any reason other than death or disability, any options granted to the non-employee director under this Plan which have not been exercised shall automatically terminate on the earlier of (i) the date which is the three month anniversary of the effective date of the non-employee director's termination of service or (ii) the original expiration date of such option, to the extent of the number of shares that were purchasable under any such option at the date of such termination of service; provided, however, that the Committee reserves the right to terminate any such option, effective on his or her date of termination of service, if the non-employee director is removed as a director in accordance with the Bylaws of the Company or the Bank.

          12.2     In the event of the death of a non-employee director, any option held by him or her at the time of the death shall become fully exercisable, shall be transferred as provided in his or her will or as determined by applicable laws of descent and distribution, and may be exercised, in whole or in part, by his or her estate, or any person that acquired the option by such bequest or inheritance from him or her, at any time or from time to time on or before the earlier of three months after the date of death or the expiration date prescribed in the respective option agreement. In the event that a non-employee director becomes permanently and totally disabled (as determined by the Committee in its sole discretion), any option held by him or her on the date of disability (such date to be determined by the Committee in its sole discretion) shall become fully exercisable and may be exercised in whole or in part, by the non-employee director or his or her duly appointed guardian or conservator at any time or from time to time, on or before the earlier of one year after the date of disability or the expiration date prescribed in the option agreement.

13.      ADJUSTMENTS DUE TO CERTAIN EVENTS.

     In the event that there is a change in the common stock of the Company by reason of dividends paid in shares of common stock, combination or reclassification of shares, recapitalization, stock split, merger, consolidation or otherwise, the Committee shall make such adjustment, if any, as it may deem equitable in the number and kind of shares which may become subject to options to be granted under the Plan, in the number and kind of shares covered by options theretofore granted, or in the exercise price of shares covered by any such option. Upon the complete liquidation of the Company, other than pursuant to a plan of reorganization, any unexercised options granted under this Plan shall be canceled.

14.      CHANGE IN CONTROL.

     Notwithstanding the provisions of the Plan or the provisions of any option agreement regarding exercisability of an option, the Company shall have the right, exercisable in its sole discretion by notice to the non-employee director, to require him or her to purchase, within ten (10) days from the date of such notice, all or any portion of the shares which are subject to the option pursuant to the other terms and conditions hereof, and the option shall terminate as to any balance remaining of the shares as of the eleventh (11th) day from the date of such notice, in the event (i) the Board and, if required by law, the shareholders of the Company, shall approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of common stock would be converted to cash, securities or other property, other than a merger of the Company in which the holders of common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company, or (c) the adoption of a plan or proposal for the liquidation or dissolution of the Company, or (ii) any person (as such term is defined in and pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, as in effect on the date of this Plan), corporation or other entity other than the Company shall make a tender offer or exchange offer to acquire any common stock (or securities convertible into common stock) for cash, securities or any other consideration, provided that (a) at least a portion of such securities sought pursuant to the offer in question is acquired and (b) after consummation of such offer, the person, corporation or other entity in question is the "beneficial owner" (as such term is defined in and pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, as in effect on the date of this Plan), directly or indirectly, of 50% or more of the outstanding common stock (calculated as provided in and pursuant to Rule 13d-3(d) promulgated under the Securities Exchange Act of 1934, as amended, as in effect on the date of this Plan in the case of rights to acquire common stock).

15.      RIGHTS AS A SHAREHOLDER.

     A non-employee director shall not by reason of the Plan or any option granted pursuant to the Plan have any rights of a shareholder of the Company unless shares have been issued and a certificate therefor has been delivered to him or her. Nothing in the Plan or any option granted hereunder shall confer upon any non-employee director any right to continue to serve as a director of the Company or the Bank.

16.      LISTING AND REGISTRATION OF SHARES.

     Each option shall be subject to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any federal or state law or the consent or approval of any governmental regulatory body, is necessary or desirable as the condition of, or in connection with, the granting of any such option or the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. In this regard, the Committee may impose such conditions upon the exercise of any option granted under the Plan as it may deem necessary or advisable to assure compliance with such laws, rules and regulations.

17.      AMENDMENT OR TERMINATION OF THE PLAN.

     The Board of Directors may, without further shareholder approval, amend or discontinue this Plan at any time; provided, however, that no unexercised option granted under this Plan may be altered or canceled except in accordance with its terms or as otherwise provided in Section 13 hereunder, without the written consent of the non-employee director to whom such option was granted; and further provided that without the approval of the shareholders, no amendment may (i) increase the maximum number of shares for which options may be granted under the Plan (except in accordance with Section 13 hereunder), (ii) permit the grant of options under the Plan after the expiration date of the Plan, (iii) change the designation of the class of persons eligible to receive options under the Plan, or (iv) materially increase the benefits accruing to eligible persons.

18.      TAX WITHHOLDING.

     Whatever shares of common stock are to be issued and delivered under the Plan, the Committee shall have the right, at or prior to the delivery of any certificate or certificates for such shares, to require the recipient to remit to the Company an amount sufficient to satisfy withholding requirements with respect to federal, state and local income and employment taxes.

19.      TERM OF THE PLAN.

     This Plan shall become effective on the earlier of the date of its adoption by the Board of Directors of the Company or its approval by the shareholders of the Company. The Plan shall expire and no options shall be granted pursuant to the Plan after ten (10) years from the effective date of the Plan.

20.      SHAREHOLDER APPROVAL.

     The Board of Directors shall submit this Plan to the shareholders of the Company for their approval within twelve (12) months of its adoption. In the event that shareholder approval is not obtained, any options theretofore granted shall be null and void.

21.      NOTICES.

     All notices or other communications hereunder must be in writing and will be deemed given on the date delivered if delivered in person, or on the third business day after mailed by depositing the same postage prepaid in a post office addressed to the Company at its principal office and to any other person at their last known addressed furnished to the Company.

     This Plan has been duly approved by the Board of Directors of Horizon Bancorporation, Inc. on December 19, 2005.

Charles S. Conoley, President

     This Plan has been duly approved by the shareholders of Horizon Bancorporation, Inc. on May 11, 2006.

Charles S. Conoley, President


HORIZON BANCORPORATION, INC.

2005 NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT

Dear ______________:

     The Board of Directors of Horizon Bancorporation, Inc. ("the Company") hereby notifies you (the "Grantee") of the Company's grant to you of an nonqualified stock option (the "Option") to purchase shares of the Company's common stock (the "Stock") on the following terms and conditions:

  PLAN. This Option is granted pursuant to the provisions of the Company's 2005 Horizon Bancorporation, Inc. Non-Employee Director Stock Option Plan (the "Plan") and the terms and conditions of the Plan are incorporated herein by reference and made a part hereof. This Option is subject to, and the Company and the Grantee agree to be bound by, all of the terms and conditions of the Plan under which this Option was granted as the same shall have been amended from time to time in accordance with the terms thereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Grantee.

  OPTION. the Company hereby grants to the Grantee the Option to purchase all or any part of the aggregate of such number of shares of the Stock subject to the terms and condition of the Plan and as set forth on Exhibit "A" attached hereto and incorporated herein by reference.

  NON-TRANSFERABLE OPTION. This Option and all rights hereunder are neither assignable nor transferable by the Grantee otherwise than by will or under applicable laws of descent and distribution, and during the Grantee's lifetime this Option is exercisable only by him or her. Without limiting the generality of the foregoing, this Option shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

  NOTICE OF EXERCISE OF OPTION. This Option may be exercised by the Grantee or by his or her administrators, executors or personal representatives by written notice in substantially the form of "Notice of Exercise" attached hereto as Exhibit "B", and accompanied by a certified or cashier's check payable to the Company (and/or shares of Stock duly endorsed for transfer) in payment of the Option exercise price applicable to such Stock as provided herein. Upon receipt of such notice and accompanying payment, subject to the terms hereof, the Company shall cause to be issued to the Grantee or to his representatives, executors, or personal representatives, as the case may be, a certificate(s) for the number of shares of Stock purchased hereunder which will be registered in the name of the person exercising this Option.

  Acceptance by the Grantee of the certificate(s) representing the Stock purchased hereunder shall constitute a confirmation by the Grantee that the representations, warranties, acknowledgments and agreements made herein shall be true and correct at that time.

  RESTRICTIONS ON STOCK TRANSFER. The Grantee represents and warrants to the Company that he or she will acquire these securities for his or her own account, for investment purposes only and not with a view to sale or distribution thereof, in whole or in part, and that he or she has such knowledge and experience in the business and financial matters of the Company that he or she is capable of evaluating the merits and risks of an investment in these securities. The Grantee acknowledges and agrees that these securities have not been registered under the Securities Act of 1933, as amended, in reliance on an exemption thereunder for transactions not involving a public offering; that the undersigned shall have no right to require that the Company register these securities under the Securities Act of 1933, as amended; and that the Grantee can bear the economic risks of the investment for an indefinite period of time as there may not be an active public market for these securities.

       The following legend shall be placed on the certificate(s) representing the Stock purchased by the Grantee hereunder:

  THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER FEDERAL AND STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS (1) EXEMPT UNDER FEDERAL OR STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER FEDERAL OR STATE SECURITIES LAWS OR THAT IS OTHERWISE IN COMPLIANCE WITH FEDERAL OR STATE SECURITIES LAWS OR (2) UPON RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO HORIZON BANCORPORATION, INC. WITH RESPECT TO COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS.

  ENTIRE AGREEMENT. Subject to the terms and conditions of the Plan, which is incorporated herein by reference, this Agreement expresses the entire understanding and agreement of the parties hereto.

     Please execute this Agreement in the space provided below to evidence your acceptance hereof.

HORIZON BANCORPORATON, INC.

By:_________________________________

Title:_______________________________

Date:_______________________________

READ AND AGREED TO:

_______________________________
Non-Employee Director

Date:__________________________


EXHIBIT "A"

NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT
BETWEEN
HORIZON BANCORPORATION, INC.

AND

___________________________

Number of Shares Subject to Option: ______________________ (_________) Shares.

Option Exercise Price: $___________ per Share.

Date of Grant: ________________________

Option Vesting Schedule

Check one:

(   )     Options are exercisable with respect to all Shares on or after the date hereof.

(   )     Options are exercisable with respect to the number of Shares indicated below on or after the date set next to the number of Shares:

No. of Shares                            Vesting Date

Option Exercise Period:

Check one:

(   )     All options expire and are void unless exercised on or before ______________, ______.

(   )     Options expire and are void unless exercised on or before the date indicated next to the number of Shares:

No. of Shares                            Expiration Date

Effect of Termination of Employment of Grantee:

Check one:

(   )     Options automatically terminate at the date of termination of service as a director.

(   )     The Non-Employee Director may exercise options for a period of up to three months from the date of termination of service, but only to the extent of the number of shares which could be exercised at such date of termination.


EXHIBIT "B"

NOTICE OF EXERCISE

(TO BE EXECUTED UPON EXERCISE OF STOCK OPTIONS)

TO: Horizon Bancorporation, Inc.

     The undersigned hereby exercises the right to purchase _______ shares of common stock (the "Shares") covered by the attached Non-Employee Director Stock Option Agreement in accordance with the terms and conditions thereof, and herewith makes payment of the Option Exercise Price for such Shares in full. The undersigned hereby directs that the certificates for such Shares be issued in the name of, and delivered to __________________ whose address is __________________________. If the number of Shares so purchased shall not be all of the Shares purchasable under such Non-Employee Director Stock Option Agreement, a new Non-Employee Director Stock Option Agreement for the balance remaining of the shares purchasable thereunder shall be issued in the name of and delivered to the undersigned at the address shown below.

     This _______ day of _____________, ______.

_______________________________________________________
(Signature must conform in all respects to name of
Non-Employee Director as specified on the face of the Non-Employee
Director Stock Option Agreement)

______________________________________________________
Street Address

______________________________________________________
City                                                       State          Zip Code

______________________________________________________
Social Security Number